JPMorgan Funds - JPMorgan Trust I
Rule 10f-3 Transactions
For the period from November 1, 2010 to April 30, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Research Equity Long/Short Fund
Trade Date 11/2/2010
Issuer Corporate Office Properties Trust (OFC) Secondary
Cusip 22002T10
Shares 4,700
Offering Price $34.25
Spread $1.37
Cost $160,975
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 6.33%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Barclays Capital, KeyBanc Capital Markets, RBS, SunTrust Robinson Humphrey, Baird, Capital One Southcoast, Comerica Securities, Raymond James, TD Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 11/2/2010
Issuer Corporate Office Properties Trust (OFC) Secondary
Cusip 22002T10
Shares 88,900
Offering Price $34.25
Spread $1.37
Cost $3,044,825
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 6.33%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Barclays Capital, KeyBanc Capital Markets, RBS, SunTrust Robinson Humphrey, Baird, Capital One Southcoast, Comerica Securities, Raymond James, TD Securities
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 11/3/2010
Issuer HCP, Inc. (HCP Secondary
Cusip 40414L10
Shares 10,300
Offering Price $35.25
Spread $1.41
Cost $363,075
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.89%
Syndicate Members Citi, Goldman Sachs & Co., J.P. Morgan, BofA Merrill Lynch, Barclays Capital, Credit Agricole CIB, Credit Suisse, RBS, UBS Investment Bank, Wells Fargo Securities, Morgan Stanley, CSCA, Scotia Capital, SunTrust Robinson Humphrey, BNY Mellon Capital Markets, LLC, PNC Capital Markets LLC, Morgan Keegan & Company Inc.
Fund JPMorgan Income Builder Fund
Trade Date 11/8/2010
Issuer Westfield Retail Trust
Cusip B5W99Q8
Shares 27,333
Offering Price $2.79
Spread $0.04
Cost $76,188
Dealer Executing Trade Citigroup Global Mkts Australia Pty
% of Offering  purchased by firm 0.08%
Syndicate Members Citigroup Global Markets, Credit Suisse, Morgan Stanley, ANZ Securities, CBA Corporate Services Pty Ltd, Commonwealth Bank Australia, Deutsche Bank, JPMorgan, Merrill Lynch International, Moelis & Co, National Australia Bank, RBS Australia, UBS AG
Fund JPMorgan International Realty Fund
Trade Date 11/8/2010
Issuer Westfield Retail Trust
Cusip B5W99Q8
Shares 88,425
Offering Price $2.79
Spread $0.04
Cost $243,169
Dealer Executing Trade Citigroup Global Mkts Australia Pty
% of Offering  purchased by firm 0.08%
Syndicate Members Citigroup Global Markets, Credit Suisse, Morgan Stanley, ANZ Securities, CBA Corporate Services Pty Ltd, Commonwealth Bank Australia, Deutsche Bank, JPMorgan, Merrill Lynch International, Moelis & Co, National Australia Bank, RBS Australia, UBS AG
Fund JPMorgan China Region Fund
Trade Date 11/9/2010
Issuer Noah Holdings Ltd - ADR
Cusip 65487X10
Shares 2,440
Offering Price $12.00
Spread $0.84
Cost $29,280
Dealer Executing Trade Merrill Lynch Pierce F & S Inc HK
% of Offering  purchased by firm 2.08%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Oppenheimer & Co, Roth Capital Partners
Fund JPMorgan Income Builder Fund
Trade Date 11/12/2010
Issuer Commonwealth Property Office
Cusip 6150664
Shares 100,351
Offering Price $0.98
Spread $0.02
Cost $84,981
Dealer Executing Trade Macquarie Secs (Australia) Ltd
% of Offering  purchased by firm 0.28%
Syndicate Members JPMorgan, Macquarie Capital Advisers
Fund JPMorgan International Realty Fund
Trade Date 11/12/2010
Issuer Commonwealth Property Office
Cusip 6150664
Shares 81,624
Offering Price $0.98
Spread $0.02
Cost $69,123
Dealer Executing Trade Macquarie Secs (Australia) Ltd
% of Offering  purchased by firm 0.28%
Syndicate Members JPMorgan, Macquarie Capital Advisers
Fund JPMorgan China Region Fund
Trade Date 11/12/2010
Issuer China Rongsheng Heavy Industries Group
Cusip B5NSWF4
Shares 66,500
Offering Price $1.03
Spread $0.03
Cost $69,323
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.06%
Syndicate Members BOC International, CCB International Capital, Deutsche Bank, JPMorgan, Morgan Stanley, China Merchants Securities, Cinda Securities, Wintech Securities
Fund JPMorgan Asia Equity Fund
Trade Date 11/15/2010
Issuer Petronas Chemicals Group BHD
Cusip B5KQGT3
Shares 3,233,900
Offering Price $1.66
Spread $0.09
Cost $5,409,920
Dealer Executing Trade CIMB-GK Securities Pte Ltd
% of Offering  purchased by firm 2.02%
Syndicate Members CIMB, Deutsche bank, Morgan Stanley, AmInvestment Bank, Citigroup Global Markets, JPMorgan, Standard Chartered Bank UBS Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 11/18/2010
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 191,600
Offering Price $33.00
Spread $0.25
Cost $6,322,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch, Citi, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co., RBC Capital Markets, Bradesco BBI, CIBC, Commerzbank, BNY Mellon Capital Markets, LLC, ICBC International, Itau BBA, Lloyds TSB Corporate Markets, CICC, Loop Capital Markets, The Williams Capital Group, L.P>, Soleil Securities Corporation
Fund JPMorgan Tax Aware U.S. Equity Fund
Trade Date 11/18/2010
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 42,900
Offering Price $33.00
Spread $0.25
Cost $1,415,700
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch, Citi, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co., RBC Capital Markets, Bradesco BBI, CIBC, Commerzbank, BNY Mellon Capital Markets, LLC, ICBC International, Itau BBA, Lloyds TSB Corporate Markets, CICC, Loop Capital Markets, The Williams Capital Group, L.P>, Soleil Securities Corporation
Fund JPMorgan Tax Aware U.S. Equity Fund
Trade Date 11/18/2010
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 21,700
Offering Price $33.00
Spread $0.25
Cost $716,100
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch, Citi, Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co., RBC Capital Markets, Bradesco BBI, CIBC, Commerzbank, BNY Mellon Capital Markets, LLC, ICBC International, Itau BBA, Lloyds TSB Corporate Markets, CICC, Loop Capital Markets, The Williams Capital Group, L.P>, Soleil Securities Corporation
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 11/19/2010
Issuer Sunstone Hotel Investors, Inc. (SHO) Secondary
Cusip 86789210
Shares 17,900
Offering Price $10.25
Spread $0.44
Cost $183,475
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 4.86%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Citi, Morgan Stanley, UBS Investment Bank
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 12/1/2010
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 3,000
Offering Price $43.75
Spread $1.75
Cost $131,250
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.05%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, UBS Investment Bank, KeyBanc Capital Markets, Deutsche Bank Securities, Raymond James, Wells Fargo Securities, Barclays Capital, Stifel Nicolaus Weisel, BMO Capital Markets, Comerica Securities, Morgan Keegan, PNC Capital Markets LLC, RBS
Fund JPMorgan Research Market Neutral Fund
Trade Date 12/1/2010
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 50,100
Offering Price $43.75
Spread $1.75
Cost $2,191,875
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 2.05%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, UBS Investment Bank, KeyBanc Capital Markets, Deutsche Bank Securities, Raymond James, Wells Fargo Securities, Barclays Capital, Stifel Nicolaus Weisel, BMO Capital Markets, Comerica Securities, Morgan Keegan, PNC Capital Markets LLC, RBS
Fund JPMorgan China Region Fund
Trade Date 12/10/2010
Issuer Bona Film Group Ltd - ADR
Cusip 09777B10
Shares 11,793
Offering Price $8.50
Spread $0.60
Cost $100,241
Dealer Executing Trade Merrill Lynch & Co Inc
% of Offering  purchased by firm 5.75%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Cowen & Co, Piper Jaffray & Co, China International Capital Corp
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 12/14/2010
Issuer HCP, Inc. (HCP) Secondary
Cusip 40414L10
Shares 9,200
Offering Price $32.00
Spread $1.28
Cost $294,400
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.96%
Syndicate Members BofA Merrill Lynch, Wells Fargo Securities, Citi, J.P. Morgan, UBS Investment Bank,Barclays Capital, Credit Agricole CIB, Credit Suisse, Goldman Sachs & Co., KeyBanc Capital Markets, RBS, Scotia Capital, Deutsche Bank Securities, Morgan Stanley, BNY Mellon Capital Markets, LLC, Piper Jaffray, PNC Capital Markets LLC, SunTrust Robinson Humphrey, Morgan Keegan
Fund JPMorgan Research Market Neutral Fund
Trade Date 12/14/2010
Issuer HCP, Inc. (HCP) Secondary
Cusip 40414L10
Shares 159,500
Offering Price $32.00
Spread $1.28
Cost $5,104,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.96%
Syndicate Members BofA Merrill Lynch, Wells Fargo Securities, Citi, J.P. Morgan, UBS Investment Bank,Barclays Capital, Credit Agricole CIB, Credit Suisse, Goldman Sachs & Co., KeyBanc Capital Markets, RBS, Scotia Capital, Deutsche Bank Securities, Morgan Stanley, BNY Mellon Capital Markets, LLC, Piper Jaffray, PNC Capital Markets LLC, SunTrust Robinson Humphrey, Morgan Keegan
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Shares 3,600
Offering Price $14.00
Spread $0.42
Cost $50,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Research Market Neutral Fund
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Shares 77,400
Offering Price $14.00
Spread $0.42
Cost $1,083,600
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Tax Aware U.S. Equity Fund
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Shares 31,500
Offering Price $14.00
Spread $0.42
Cost $441,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Tax-Aware U.S. Equity Fund
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Shares 17,300
Offering Price $14.00
Spread $0.42
Cost $242,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Tax-Aware U.S. Equity Fund
Trade Date 3/2/2011
Issuer EOG Resources, Inc. (EOG) Secondary
Cusip 26875P10
Shares 6,200
Offering Price $105.50
Spread $3.17
Cost $654,100.00
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 4.20%
Syndicate Members Goldman, Sachs & Co., Barclays Capital, Allen & Company LLC, J.P. Morgan, RBC Capital Markets
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 3/2/2011
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 4,100
Offering Price $49.25
Spread $1.97
Cost $201,925.00
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.14%
Syndicate Members UBS Investment Bank, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, KeyBanc Capital Markets, Credit Agricole CIB, Raymond James, Stifel Nicolaus Weisel, BMO Capital Markets, Morgan Keegan, Comerica Securities, PNC Capital Markets LLC, RBS
Fund JPMorgan Research Market Neutral Fund
Trade Date 3/2/2011
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Shares 72,800
Offering Price $49.25
Spread $1.97
Cost $3,585,400.00
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.14%
Syndicate Members UBS Investment Bank, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, KeyBanc Capital Markets, Credit Agricole CIB, Raymond James, Stifel Nicolaus Weisel, BMO Capital Markets, Morgan Keegan, Comerica Securities, PNC Capital Markets LLC, RBS
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 1,300
Offering Price $43.25
Spread $0.22
Cost $56,225.00
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Research Market Neutral Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 22,300
Offering Price $43.25
Spread $0.22
Cost $964,475.00
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Tax Aware U.S. Equity Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 21,400
Offering Price $43.25
Spread $0.22
Cost $925,550.00
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Tax-Aware U.S. Equity Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Shares 10,700
Offering Price $43.25
Spread $0.22
Cost $462,775.00
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 3/9/2011
Issuer TCF Financial Corporation (TCB) Secondary
Cusip 87227510
Shares 12,330
Offering Price $15.25
Spread $0.69
Cost $188,032.50
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.99%
Syndicate Members J.P. Morgan, Morgan Stanley, RBC Capital Markets
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 4/6/2011
Issuer Kilroy Realty Corporation (KRC) Secondary
Cusip 49427F10
Shares 1,700
Offering Price $38.25
Spread $1.53
Cost $65,025.00
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 1.49%
Syndicate Members BofA Merrill Lynch, Barclays Capital, J.P. Morgan, RBC Capital Markets, Comerica Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Piper Jaffray, PNC Capital Markets LLC
Fund JPMorgan Research Equity Long/Short Fund
Trade Date 4/11/2011
Issuer PPL Corporation (PPL) Secondary
Cusip 69351T10
Shares 4,000
Offering Price $25.30
Spread $0.76
Cost $101,200.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.38%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Barclays Capital, Morgan Stanley, Wells Fargo Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 4/11/2011
Issuer PPL Corporation (PPL) Secondary
Cusip 69351T10
Shares 47,000
Offering Price $25.30
Spread $0.76
Cost $1,189,100.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.38%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Barclays Capital, Morgan Stanley, Wells Fargo Securities

Fund JPMorgan Income Builder Fund
Trade Date 11/4/2010
Issuer Hanesbrands Inc. (HBI 6.375% December 15, 2020 144A)
Cusip 410345AH
Bonds 168,000
Offering Price $100.00
Spread 2.00%
Cost $168,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.44%
Syndicate Members Barclays Capital, Goldman Sachs, HSBC Securities, JPMorgan, Bank America Merrill Lynch, BB&T Capital Markets, Fifth Third Securities, PNC Capital Markets, RBC Capital, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 11/4/2010
Issuer USG Corporation (USG 8.375% October 15, 2018 144A)
Cusip 903293AY
Bonds 25,000
Offering Price $100.00
Spread 2.00%
Cost $25,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.83%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo Securities, Citigroup Global Markets, Fifth Third Bank, Goldman Sachs, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 11/10/2010
Issuer Berry Plastics Corporation (BERRY 9.75% January 15, 2021 144A)
Cusip 085790AV
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit Suisse Securities, Goldman Sachs, Citigroup Global Markets, Deutsche bank Securities, JPMorgan, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 11/10/2010
Issuer Mobile Mini, Inc. (MINI 7.875% December 1, 2020 144A)
Cusip 60740FAJ
Bonds 150,000
Offering Price $100.00
Spread 2.00%
Cost $150,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.39%
Syndicate Members Deutsche Bank Securities, Bank America Merrill Lynch, JPMorgan, Wells Fargo, Oppenheimer & Co.
Fund JPMorgan Income Builder Fund
Trade Date 11/15/2010
Issuer Ball Corporation (BLL 5.75% May 15, 2021)
Cusip 058498AQ
Bonds 270,000
Offering Price $100.00
Spread 1.38%
Cost $270,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.83%
Syndicate Members Barclays Capital, Deutsche Bank Securities, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, BNP Paribas, Commerzbank AG, KeyBanc Capital Markets, Rabo Securities, RBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 11/16/2010
Issuer Covanta Holding Corporation (CVA 7.25% December 1, 2020)
Cusip 22282EAD
Bonds 575,000
Offering Price $100.00
Spread 2.00%
Cost $575,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.64%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Agricole, JPMorgan, Bank America Merrill Lynch, RBS Securities, HSBC Securities, Mizuho Securities, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 11/17/2010
Issuer Genworth Financial Inc. (GNW 7.20% February 15, 2021)
Cusip 37247DAN
Bonds 25,000
Offering Price $99.66
Spread 0.65%
Cost $24,915
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.47%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Citigroup Global Markets, Deutsche Bank Securities
Fund JPMorgan Income Builder Fund
Trade Date 11/17/2010
Issuer Service Corporation International (SCI 7.00% May 15, 2019)
Cusip 817565BV
Bonds 100,000
Offering Price $100.00
Spread 2.25%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.00%
Syndicate Members Bank America Merrill Lynch, JPMorgan, BB&T Capital Markets, BBVA Securities, BOSC Inc, Davenport & Co, Raymond James, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 11/18/2010
Issuer Exterran Holdings Inc. (EXH 7.25% December 1, 2018 144A)
Cusip 30225XAB
Bonds 155,000
Offering Price $100.00
Spread 2.00%
Cost $155,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.91%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, Credit Suisse, JPMorgan, Wells Fargo, Barclays Capital, BBVA Securities, Credit Agricole Securities, Mitsubishi UFJ Securities, Morgan Keegan, Raymond James & Assoc, RBS Securities, Scotia Capital, SMBC Capital, SunTrust Robinson Humphreys
Fund JPMorgan Income Builder Fund
Trade Date 11/18/2010
Issuer General Motors Company (GM) 4.75% Series B Mandatory Convertible Junior Preferred Stock
Cusip 37045V20
Bonds 5,000
Offering Price $50.00
Spread $1.38
Cost $250,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members JPMorgan, Morgan Stanley, Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs, RBC Capital Markets, Bradesco BBI, CIBC World Markets, Commerzbank Capital Markets, Banco Bradesco, BNY Capital markets, China International Capital, ICBC INternational Securities, Itau Bank, Lloyds TSB Bank, Loop Capital, Soleil Securities, Williams Capital Group
Fund JPMorgan Income Builder Fund
Trade Date 11/18/2010
Issuer Wind Acquisition Finance S.A. (WINDIM 7.25% February 15, 2018 144A)
Cusip 97314XAF
Bonds 200,000
Offering Price $99.32
Spread 1.25%
Cost $198,646
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.96%
Syndicate Members Banca IMI, Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup Global Markets, Credit Suisse Securities, Credit Agricole CIB, Deutsche Bank Securities, Goldman Sachs, JPMorgan, Morgan Stanley, Natixis, RBS Securities, UBS Securities, UniCredit Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 11/19/2010
Issuer PETCO Animal Supplies, Inc. (PETC 9.25% December 1, 2018 144A)
Cusip 716016AC
Bonds 200,000
Offering Price $100.00
Spread 2.00%
Cost $200,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.63%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 11/23/2010
Issuer Brightstar Corporation (BSTA 9.50% December 1, 2016 144A)
Cusip 109478AA
Bonds 305,000
Offering Price $100.00
Spread 2.25%
Cost $305,000
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 9.33%
Syndicate Members Barclays Capital, Credit Suisse, Goldman Sachs, Jefferies & Co, JPMorgan, ANZ Securities, BB&T Corp, Fifth Third Bank, HSBC Securities, PNC Bank, Standard Bank, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 12/2/2010
Issuer Clearwire Communications LLC and Clearwire Finance, Inc. (CLWR 12.00% December 1, 2017 144A)
Cusip 18538TAD
Bonds 55,000
Offering Price $100.00
Spread 2.00%
Cost $55,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.19%
Syndicate Members Deutsche Bank Securities, JPMorgan, Bank America Merrill Lynch
Fund JPMorgan Income Builder Fund
Trade Date 12/2/2010
Issuer International Lease Finance Corporation (AIG 8.25% December 15, 2020)
Cusip 459745GF
Bonds 200,000
Offering Price $99.16
Spread 1.50%
Cost $198,320
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 2.22%
Syndicate Members Barclays Capital, Deutsche Bank Securities, JPMorgan, UBS Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Income Builder Fund
Trade Date 12/6/2010
Issuer Bumble Bee Acquisition Corp. (BUMBLB 9.00% December 15, 2017 144A)
Cusip 120462AA
Bonds 92,000
Offering Price $100.00
Spread 2.50%
Cost $92,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 0.16%
Syndicate Members Barclays Capital, Jefferies & Co, JPMorgan, Wells Fargo Securities
Fund JPMorgan Income Builder Fund
Trade Date 12/6/2010
Issuer Citadel Broadcasting Corporation (CDELB 7.75% December 15, 2018 144A)
Cusip 17285TAD
Bonds 30,000
Offering Price $100.00
Spread 2.00%
Cost $30,000
Dealer Executing Trade Credit Suisse Securiites
% of Offering  purchased by firm 0.68%
Syndicate Members Credit Suisse Securities, JPMorgan, Deutsche Bank Securities, Bank America Merrill Lynch, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 12/7/2010
Issuer Standard Pacific Corp. (SPF 8.375% May 15, 2018 144A)
Cusip 85375CAY
Bonds 225,000
Offering Price $102.25
Spread 1.63%
Cost $230,063
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.84%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Credit Suisse Securities, Deutsche Bank Securities, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 12/9/2010
Issuer Concho Resources Inc (CXO 7.00% January 15, 2021)
Cusip 20605PAB
Bonds 50,000
Offering Price $100.00
Spread 2.00%
Cost $50,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.80%
Syndicate Members Bank America Merrill Lynch, Credit Agricole Securities, JPMorgan, Wells Fargo Securities, BBVA Securities, BNP Paribas, Capital One Southcoast, Deutsche Bank Securities, ING Financial Markets, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 12/10/2010
Issuer Novelis Inc. (HNDLIN 8.375% December 15, 2017 144A)
Cusip 67000XAG
Bonds 300,000
Offering Price $100.00
Spread 1.75%
Cost $300,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.57%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 12/10/2010
Issuer Novelis Inc. (HNDLIN 8.75% December 15, 2020 144A)
Cusip 67000XAH
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.45%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 12/13/2010
Issuer Scotts Miracle-Gro Company (SMG 6.625% December 15, 2020 144A)
Cusip 810186AJ
Bonds 725,000
Offering Price $100.00
Spread 1.75%
Cost $725,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.68%
Syndicate Members JPMorgan, Bank America Merrill Lynch, BNP Paribas, Credit Agricole Securities, RBS Securities, Scotia Capital, Wells Fargo & Co, Comerica Securities, Fifth Third Securities, Mitsubishi UFJ Securities, Mizuho Securities, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 12/14/2010
Issuer Kansas City Southern de Mexico (KSU 6.625% December 15, 2020 144A)
Cusip 485161AJ
Bonds 143,000
Offering Price $100.00
Spread 2.00%
Cost $143,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.85%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Scotia Capital, BBVA Securities, Citigroup Global Markets, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 12/15/2010
Issuer Briggs & Stratton Corporation (BGG 6.875% December 15, 2020)
Cusip 109043AG
Bonds 750,000
Offering Price $100.00
Spread 2.00%
Cost $750,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.40%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Deutsche Bank Securities, PNC Capital Markets, Robert W Baird & Co, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 1/4/2011
Issuer CCO Holdings LLC. (CTHR 7.00% January 15, 2019 144A)
Cusip 1248EPAS
Bonds 295,000
Offering Price $99.25
Spread 1.45%
Cost $292,776
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.65%
Syndicate Members Deutsche Bank Securities, Citigroup Global Markets, Credit Suisse Securities, Merrill Lynch Pierce Fenner Smith, UBS Securities, Credit Agricole Securities, Goldman sachs, JPMorgan, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 1/4/2011
Issuer Cemex S.A.B. de C.V. (CEMEX 9.00% January 11, 2018 144A)
Cusip 151290AW
Bonds 650,000
Offering Price $99.36
Spread 0.68%
Cost $645,866
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.94%
Syndicate Members Bank of America Merrill Lynch, BBVA Securities, BNP Paribas, Citigroup Global Markets, HSBC Securities, JPMorgan, RBS Securities, Santander Central Hispano, Barclays Capital, ING Capital, Lazard Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 1/5/2011
Issuer AmeriGas Partners, L.P. (APU 6.50% May 20, 2021)
Cusip 030981AF
Bonds 175,000
Offering Price $100.00
Spread 1.60%
Cost $175,000
Dealer Executing Trade Credit  Suisse Securities
% of Offering  purchased by firm 3.51%
Syndicate Members Citigroup Global Markets, Credit Suisse Securities, JPMorgan, RBS Securities, Wells Fargo, PNC Capital
Fund JPMorgan Income Builder Fund
Trade Date 1/10/2011
Issuer Calpine Corporation (CPN 7.875% January 15, 2023 144A)
Cusip 131347BY
Bonds 335,000
Offering Price $100.00
Spread 1.50%
Cost $335,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Deutsche Bank Securities, Bank of America Merrill Lynch, Barclays Capital Markets, Credit Suisse, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital Markets, UBS Securities, ING Financial Markets, Mitsubishi UFJ Securities, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/13/2011
Issuer Cequel Communications (CEQUEL 8.625% November 15, 2017 144A)
Cusip 15672WAA
Bonds 245,000
Offering Price $102.88
Spread 1.25%
Cost $252,044
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.11%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Bank of America Merrill Lynch, RBC Capital Markets, Stifel Nicolaus & Co, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/13/2011
Issuer Columbus McKinnon Corporation (CMCO 7.875% February 1, 2019 144A)
Cusip 199333AH
Bonds 180,000
Offering Price $98.55
Spread 1.50%
Cost $177,381
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.20%
Syndicate Members Credit Suisse Securities, JPMorgan, Merrill Lynch Pierce Fenner Smith, BB&T Capital Markets, PNC Capital, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/13/2011
Issuer Elizabeth Arden Inc. (RDEN 7.375% March 15, 2021 144A)
Cusip 28660GAE
Bonds 200,000
Offering Price $100.00
Spread 1.75%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.80%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Wells Fargo, HSBC Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/13/2011
Issuer RSC Equipment Rental (RRR 8.25% February 1, 2021 144A)
Cusip 78108AAD
Bonds 280,000
Offering Price $100.00
Spread 2.00%
Cost $280,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.72%
Syndicate Members Deutsche Bank Securities, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs, JPMorgan, Wells Fargo, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 1/13/2011
Issuer Valassis Communications, Inc.  (VCI 6.625% February 1, 2021 144A)
Cusip 918866AS
Bonds 180,000
Offering Price $100.00
Spread 1.50%
Cost $180,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.16%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Credit Suisse Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/19/2011
Issuer CCO Holdings LLC (CTHR 7.00% January 15, 2019 144A)
Cusip 1248EPAT
Bonds 270,000
Offering Price $99.50
Spread 1.45%
Cost $268,650
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, UBS Securities, Credit Agricole Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 1/19/2011
Issuer Inergy, L.P. (NRGY 6.875% August 1, 2021 144A)
Cusip 45661TAK
Bonds 250,000
Offering Price $100.00
Spread 1.75%
Cost $250,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.39%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Suisse, JPMorgan, Morgan Stanley, Citigroup Global Markets, Raymond James, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 1/19/2011
Issuer Targa Resources Partners (NGLS 6.875% February 1, 2021 144A)
Cusip 87612BAG
Bonds 230,000
Offering Price $100.00
Spread 1.75%
Cost $230,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.54%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, RBS Securities, BBVA Securities, BNP Paribas, Citigroup Global Markets, Comerica Securities, ING Bank, Natixis Securities, RBC Capital, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 1/20/2011
Issuer Speedway Motorsports Inc. (TRK 6.75% February 1, 2019 144A)
Cusip 847788AP
Bonds 875,000
Offering Price $100.00
Spread 1.95%
Cost $875,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.20%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, SunTrust Robinson Humphrey, Wells Fargo, Morgan Keegan & Co, RBC Capital, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 1/26/2011
Issuer Casella Waste Systems, Inc. (CWST 7.75% February 15, 2019 144A)
Cusip 147448AF
Bonds 350,000
Offering Price $100.00
Spread 2.00%
Cost $350,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.62%
Syndicate Members Credit Agricole Securities, JPMorgan, Bank of America Merrill Lynch, Comerica Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/26/2011
Issuer Fresenius Medical Care (FMEGR 5.75% February 15, 2021 144A)
Cusip 35803QAA
Bonds 275,000
Offering Price $99.06
Spread 1.00%
Cost $272,415
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.11%
Syndicate Members Barclays Capital, Deutsche Bank Securities, JPMorgan, Bank of America Merrill Lynch, BNP Paribas, DNB Nor Markets, HSBC Securities, RBC Capital, Scotia Capital, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 1/28/2011
Issuer Oasis Petroleum Inc. (OAS 7.25% February 1, 2019 144A)
Cusip 674215AA
Bonds 130,000
Offering Price $100.00
Spread 2.25%
Cost $130,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.18%
Syndicate Members BNP Paribas, JPMorgan, UBS Securities, Wells Fargo, Johnson Rice & Co, Morgan Keegan, RBS Securities, Tudor Pickering & Co
Fund JPMorgan Income Builder Fund
Trade Date 1/31/2011
Issuer SM Energy Company (SM 6.625% February 15, 2019 144A)
Cusip 78454LAA
Bonds 285,000
Offering Price $100.00
Spread 2.25%
Cost $285,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.94%
Syndicate Members Bank of America Merrill Lynch, Wells Fargo, BBVA Securities, Comerica Securities, JPMorgan, BOSC Inc, Capital One Southcoast, KeyBanc Capital, Lloyds TSB Bank, RBC Capital, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 2/1/2011
Issuer Blue Merger Sub Inc (DLM 7.625% February 15, 2019 144A)
Cusip 095699AA
Bonds 310,000
Offering Price $100.00
Spread 2.50%
Cost $310,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.95%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, KKR Capital Markets, Deutsche Bank Securities, Goldman Sachs, Mizuhi Securities
Fund JPMorgan Income Builder Fund
Trade Date 2/1/2011
Issuer The Geo Group Inc (GEO 6.625% February 15, 2021 144A)
Cusip 36159RAD
Bonds 132,000
Offering Price $100.00
Spread 2.25%
Cost $132,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.43%
Syndicate Members Wells Fargo, Bank America Merrill Lynch, Barclays Capital, JPMorgan, SunTrust Robinson Humphrey, BBVA Securities, BNP Paribas, Fifth Third Bank, HSBC Securities, Morgan Keegan, Sunrise Securities, TD Securities, US Bank
Fund JPMorgan Income Builder Fund
Trade Date 2/2/2011
Issuer Ford Motor Credit Company LLC (F 5.75% February 1, 2021)
Cusip 345397VR
Bonds 200,000
Offering Price $100.00
Spread 1.25%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.78%
Syndicate Members Deutsche Bank Securities, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, BNP Paribas, HSBC Securities
Fund JPMorgan Income Builder Fund
Trade Date 2/3/2011
Issuer Denbury Resources Inc. (DNR 6.375% August 15, 2021)
Cusip 247916AC
Bonds 270,000
Offering Price $100.00
Spread 1.75%
Cost $270,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.61%
Syndicate Members Credit Suisse Securities, JPMorgan, Bank America Merrill Lynch, RBC Capital, UBS Securities, Wells Fargo, BBVA Securities, BNP Paribas, Capital One Southcoast, CIBC World Markets, Comerica Securities, Credit Agricole Securities, ING Financial, KeyBanc Capital Markets, Lloyds TSB Bank, Mitsubishi UFJ Financial, Scotia Capital, SMBC Nikko Capital Markets, SuntTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 2/4/2011
Issuer Aleris International Inc. (ALERIS 7.625% February 15, 2018 144A)
Cusip 014477AL
Bonds 200,000
Offering Price $100.00
Spread 2.00%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, UBS Securities, KeyBanc Capital Markets, Moelis & Co
Fund JPMorgan Income Builder Fund
Trade Date 2/7/2011
Issuer UPCB Finance III Limited (LBTYA 6.625% July 1, 2020 144A)
Cusip 903202AA
Bonds 450,000
Offering Price $100.00
Spread flat fee
Cost $450,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.96%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets, Credit Suisse Securities, Deutsche Bank Securities, JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 2/8/2011
Issuer Avaya Inc. (AV 7.00% April 1, 2019 144A)
Cusip 053499AG
Bonds 335,000
Offering Price $100.00
Spread 2.00%
Cost $335,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.70%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Morgan Stanley, UBS Securities, Barclays Capital, Deutsche Bank, HSBC Securities
Fund JPMorgan Income Builder Fund
Trade Date 2/17/2011
Issuer Claire's Escrow Corporation (CLE 8.875% March 15, 2019 144A)
Cusip 179583AA
Bonds 1,200,000
Offering Price $100.00
Spread 2.00%
Cost $1,200,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.07%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Morgan Joseph TriArtisan Group
Fund JPMorgan Income Builder Fund
Trade Date 3/1/2011
Issuer Key Energy Services Inc. (KEG 6.75% March 1, 2021)
Cusip 492914AS
Bonds 330,000
Offering Price $100.00
Spread 1.89%
Cost $330,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.87%
Syndicate Members Credit Suisse, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, Capital One Southcaost, Comerica Securities, Deutsche Bank, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 3/3/2011
Issuer Valeant Pharmaceuticals (VRXCN 6.50% July 15, 2016 144A)
Cusip 91911XAR
Bonds 1,000,000
Offering Price $100.00
Spread 0.47%
Cost $1,000,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.08%
Syndicate Members Goldman Sachs & Co, JPMorgan, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 3/3/2011
Issuer Needle Merger Sub Corp (NEEDLE 8.125% March 15, 2019 144A)
Cusip 639888AA
Bonds 500,000
Offering Price $100.00
Spread 1.75%
Cost $500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.14%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, Citigroup Global Markets, Morgan Stanley, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 6.875% March 15, 2018 144A)
Cusip 446413AA
Bonds 190,000
Offering Price $100.00
Spread 2.00%
Cost $190,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital Markets, TD Securities, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 3/4/2011
Issuer Huntington Ingalls Industries, Inc. (HII 7.125% March 15, 2021 144A)
Cusip 446413AC
Bonds 190,000
Offering Price $100.00
Spread 2.00%
Cost $190,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.16%
Syndicate Members Credit Suisse, JPMorgan, RBS Securities, Wells Fargo, BNP Paribas, Mitsubishi UFJ Securities, Morgan Stanley, Sun Trust Robinson Humphrey, Bank of America Merrill Lynch, Scotia Capital, SMBC Nikko Capital Markets, TD Securities, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 3/14/2011
Issuer Griffon Corporation (GFF 7.125% April 1, 2018 144A)
Cusip 398433AE
Bonds 500,000
Offering Price $100.00
Spread 1.50%
Cost $500,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.87%
Syndicate Members Deutsche Bank Securities, Goldman Sachs & Co, HSBC Securities, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 3/22/2011
Issuer Limited Brands Inc. (LTD 6.625% April 1, 2021)
Cusip 532716AT
Bonds 1,750,000
Offering Price $100.00
Spread 1.75%
Cost $1,750,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.35%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank America Merrill Lynch, HSBC Securities, Wells Fargo, KeyBanc Capital Markets, Mitsubishi UFJ Financial, Mizuho Securities, PNC Capital Markets, RBS Securities, Santander Invesment Securities, Williams Capital Group
Fund JPMorgan Income Builder Fund
Trade Date 3/24/2011
Issuer Plains Exploration & Production Company (PXP 6.625% May 1, 2021)
Cusip 726505AK
Bonds 135,000
Offering Price $100.00
Spread 1.50%
Cost $135,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.81%
Syndicate Members Barclays Capital, BMO Capital Markets, BNP Paribas, JPMorgan, Scotia Capital, Wells Fargo, Bank America Merrill Lynch, Citigroup Global Markets, ING Bank NV, Lloyds Bank PLC, Morgan Stanley, RBC Capital Markets, RBS Securities, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/24/2011
Issuer NII Capital Corp. (NIHD 7.625% April 1, 2021
Cusip 67021BAE
Bonds 500,000
Offering Price $100.00
Spread 1.75%
Cost $500,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.13%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs & Co, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 3/29/2011
Issuer CEMEX SAB DE CV (CEMEX FRN September 30, 2015 144A)
Cusip 151290BD
Bonds 2,000,000
Offering Price $99.00
Spread 0.66%
Cost $1,980,020
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.50%
Syndicate Members Bank America Merrill Lynch, JPMorgan, RBS Securities, Banco Bilbao Vizcaya Argentaria, BNP Paribas, Caja de Ahorro y Monye de Piedad, Santander Investment Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/31/2011
Issuer Ameristar Casinos Inc. (ASCA 7.50% April 15, 2021 144A)
Cusip 03070QAM
Bonds 400,000
Offering Price $99.13
Spread 1.31%
Cost $396,500
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 6.24%
Syndicate Members Credit Agricole, Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, Commerz Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 4/4/2011
Issuer Stewart Enterprises (STEI 6.50% April 15, 2019 144A)
Cusip 860370AL
Bonds 95,000
Offering Price $100.00
Spread 1.75%
Cost $95,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.70%
Syndicate Members JPMorgan, Bank America Merrill Lynch, SunTrust Robinson Humphrey, BBVA Securities, Morgan Keegan
Fund JPMorgan Income Builder Fund
Trade Date 4/4/2011
Issuer Pernod-Ricard SA (RIFP 5.75% April 7, 2021 144A)
Cusip 714264AA
Bonds 150,000
Offering Price $99.07
Spread 0.60%
Cost $148,598
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.25%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, CM-CIC Securities, Goldman Sachs & Co, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 4/5/2011
Issuer Sappi Paper Holding GMBH (SAPSJ 6.625% April 15, 2021 144A)
Cusip 803071AA
Bonds 200,000
Offering Price $100.00
Spread 1.65%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.03%
Syndicate Members Citigroup Global Markets, Credit Agricole, JPMorgan, KBC Bank, RBS Securities, UniCredit Bank, Nordea Markets, Standard Chartered
Fund JPMorgan Income Builder Fund
Trade Date 4/5/2011
Issuer PENN Virginia Corp (PVA 7.25% April 15, 2019)
Cusip 707882AC
Bonds 160,000
Offering Price $100.00
Spread 2.00%
Cost $160,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.37%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch, RBC Capital, Wells Fargo, BNP Paribas, Credit Suisse, BMO Capital Markets, Capital One Southcoast, Comerica Securities, PNC Capital, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 4/6/2011
Issuer Navios SA Logistics Inc. and Navios Logistics Finance (US) Inc. (NAVSAL 9.25% April 15, 2019 144A)
Cusip 63938NAA
Bonds 150,000
Offering Price $100.00
Spread 2.00%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.69%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Citigroup Global Markets, Credit Suisse, S Goldman Capital
Fund JPMorgan Income Builder Fund
Trade Date 4/11/2011
Issuer Vail Resorts Inc. (MTN 6.50% May 1, 2019 144A)
Cusip 91879QAJ
Bonds 375,000
Offering Price $100.00
Spread 1.75%
Cost $375,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.99%
Syndicate Members Bank America Merrill Lynch, Deutsche Bank, JPMorgan, BBVA Securities, Comerica Securities, US Bancorp, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 4/18/2011
Issuer Calcipar SA (CARMLI 6.875% May 1, 2018 144A)
Cusip 128690AA
Bonds 225,000
Offering Price $100.00
Spread 1.13%
Cost $225,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 3.16%
Syndicate Members BNP Paribas, Credit Agricole, ING Bank, JPMorgan, Commerz Markets, Dexia Bank, KBC Bank, Rabo Securities
Fund JPMorgan Income Builder Fund
Trade Date 4/27/2011
Issuer Iasis Healthcare LLC (IAS 8.375% May 15, 2019 144A)
Cusip 45072PAC
Bonds 1,625,000
Offering Price $99.28
Spread 2.00%
Cost $1,613,251
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.10%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan, Deutsche Bank, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 4/28/2011
Issuer RadioShack Corporation (RSH 6.75% May 15, 2019 144A)
Cusip 750438AD
Bonds 1,000,000
Offering Price $99.23
Spread 1.75%
Cost $992,340
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.81%
Syndicate Members Bank America Merrill Lynch, Goldman Sachs & Co, JPMorgan, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 4/29/2011
Issuer Cumulus Media Inc. (CMLS 7.75% May 1, 2019 144A)
Cusip 231082AB
Bonds 40,000
Offering Price $100.00
Spread 2.25%
Cost $40,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.37%
Syndicate Members ING Financial Markets, JPMorgan, Macquarie Capital, RBC Capital, UBS Securities, FBR Capital Markets
Fund JPMorgan Tax Aware Real Return SMA Fund
Trade Date 3/16/2011
Issuer State of Connecticut ( 5.000%, January 1, 2023)
Cusip 207737JK
Bonds 300,000
Offering Price $113.02
Spread 0.50%
Cost $339,066
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.87%
Syndicate Members Ramirez, Goldman Sachs,BofA, Belle Haven, Morgan Keegan, Rice Financial, Wells Fargo, Citi, Morgan Stanley, Roosevelt Cross, Jackson, Beal, JPMorgan, RBC, Siebert, William Blair